Income Taxes	12 Months Ended
Dec. 31, 2016
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes:
The significant components of the Provision for income tax expense related to continuing operations are as follows (in millions):

	For the Year Ended December 31,
	2016	2015	2014
Current:
Federal	$16.1	$2.6	$2.5
State and other	14.9	12.2	10.8
Total current expense	31.0	14.8	13.3
Deferred:
Federal	130.5	113.9	95.3
State and other	2.4	13.2	2.1
Total deferred expense	132.9	127.1	97.4
Total income tax expense related to continuing operations	$163.9	$141.9	$110.7

A reconciliation of differences between the federal income tax at statutory rates and our actual income tax expense on our income from continuing operations, which include federal, state, and other income taxes, is presented below:

	For the Year Ended December 31,
	2016	2015	2014
Tax expense at statutory rate	35.0%	35.0%	35.0%
Increase (decrease) in tax rate resulting from:
State and other income taxes, net of federal tax benefit	3.8%	3.6%	4.3%
Increase (decrease) in valuation allowance	0.1%	1.2%	(1.9)%
Noncontrolling interests	(4.4)%	(5.3)%	(5.1)%
Acquisition of additional equity interest in Fairlawn	—%	—%	(3.6)%
Other, net	(0.5)%	1.4%	(0.1)%
Income tax expense	34.0%	35.9%	28.6%

The Provision for income tax expense in 2016 was less than the federal statutory rate primarily due to: (1) the impact of noncontrolling interests offset by (2) state and other income tax expense. See Note 1, Summary of Significant Accounting Policies, “Income Taxes,” for a discussion of the allocation of income or loss related to pass-through entities, which is referred to as the impact of noncontrolling interests in this discussion.
The Provision for income tax expense in 2015 was greater than the federal statutory rate primarily due to: (1) state and other income tax expense and (2) an increase in our valuation allowance offset by (3) the impact of noncontrolling interests. The increase in our valuation allowance in 2015 related primarily to changes to our state apportionment percentages resulting from the acquisitions of Encompass, Reliant, and CareSouth and changes to our current forecast of earnings in each jurisdiction.
The Provision for income tax expense in 2014 was less than the federal statutory rate primarily due to: (1) the impact of noncontrolling interests, (2) the nontaxable gain discussed in Note 2, Business Combinations, related to our acquisition of an additional 30% equity interest in Fairlawn, and (3) a decrease in our valuation allowance offset by (4) state and other income tax expense. As a result of the Fairlawn transaction, we released the deferred tax liability associated with the outside tax basis of our investment in Fairlawn because we now possess sufficient ownership to allow for the historical outside tax basis difference to be resolved through a tax-free transaction in the future.
Deferred income taxes recognize the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and amounts used for income tax purposes and the impact of available NOLs. The significant components of HealthSouth’s deferred tax assets and liabilities are presented in the following table (in millions):

	As of December 31,
	2016	2015
Deferred income tax assets:
Net operating loss	$64.8	$161.1
Property, net	52.1	48.2
Insurance reserve	32.0	26.0
Stock-based compensation	23.7	23.4
Allowance for doubtful accounts	19.3	24.5
Alternative minimum tax	7.5	10.6
Carrying value of partnerships	12.9	22.1
Other accruals	26.1	25.7
Tax credits	2.6	14.0
Noncontrolling interest	14.8	10.6
Other	0.8	0.8
Total deferred income tax assets	256.6	367.0
Less: Valuation allowance	(27.9)	(27.6)
Net deferred income tax assets	228.7	339.4
Deferred income tax liabilities:
Intangibles	(113.2)	(112.8)
Convertible debt interest	(38.1)	(35.3)
Other	(1.6)	(0.5)
Total deferred income tax liabilities	(152.9)	(148.6)
Net deferred income tax assets	75.8	190.8

In the consolidated statements of shareholders’ equity, the fair value adjustments to redeemable noncontrolling interests have been reported net of tax for each period presented. The amount of tax benefit allocated to Capital in excess of par value was ($4.2) million, ($11.7) million, and $(1.8) million for the years ended December 31, 2016, 2015, and 2014, respectively.
As of December 31, 2016, we had reduced our federal NOL to zero. We recognized $17.3 million related to operating loss carryforwards resulting from excess tax benefits related to share-based awards, the benefits of which, is accounted for as a credit to Capital in excess of par value that reduce taxes payable. We also used federal tax credit carryforwards of $19.3 million. Additionally, we have state NOLs of $64.8 million that expire in various amounts at varying times through 2031.
During the third quarter of 2016, we filed an automatic tax accounting method change related to the deductibility of bad debts pursuant to the non-accrual experience method which resulted in a tax benefit of approximately $7 million. This change did not have a material impact on our effective tax rate. We also filed a non-automatic tax accounting method change related to billings denied under pre-payment claims reviews conducted by certain of our MACs. If our request for the non-automatic tax accounting change is accepted as filed, we estimate realization of additional tax benefits of approximately $53 million through December 31, 2016. Approximately $44 million of this amount represents pre-payment claims denials received in years prior to and including the year ended December 31, 2015. This change, if approved, is not expected to have a material impact on our effective tax rate.
For the years ended December 31, 2016, 2015, and 2014, the net changes in our valuation allowance were $0.3 million, $4.6 million, and ($7.7) million, respectively. The increase in our valuation allowance in 2016 related primarily to the valuation of our tax credits. The increase in our valuation allowance in 2015 related primarily to changes to our state apportionment percentages resulting from the acquisitions of Encompass, Reliant, and CareSouth and changes to our current forecast of earnings in each jurisdiction. The decrease in our valuation allowance in 2014 related primarily to the expiration of state NOLs in certain jurisdictions, our current forecast of future earnings in each jurisdiction, and changes in certain state tax laws.
As of December 31, 2016, we have a remaining valuation allowance of $27.9 million. This valuation allowance remains recorded due to uncertainties regarding our ability to utilize a portion of our state NOLs and other credits before they expire. The amount of the valuation allowance has been determined for each tax jurisdiction based on the weight of all available evidence including management’s estimates of taxable income for each jurisdiction in which we operate over the periods in which the related deferred tax assets will be recoverable. It is possible we may be required to increase or decrease our valuation allowance at some future time if our forecast of future earnings varies from actual results on a consolidated basis or in the applicable state tax jurisdictions, or if the timing of future tax deductions or credit utilizations differs from our expectations.
As of January 1, 2014, total remaining gross unrecognized tax benefits were $1.1 million, $0.4 million of which would have affected our effective tax rate if recognized. The amount of unrecognized tax benefits did not change significantly during 2014. Total remaining gross unrecognized tax benefits were $0.9 million as of December 31, 2014, all of which would have affected our effective tax rate if recognized. The amount of unrecognized tax benefits did not change significantly during 2015. Total remaining gross unrecognized tax benefits were $2.9 million as of December 31, 2015, all of which would have affected our effective tax rate if recognized. The amount of unrecognized tax benefits did not change significantly during 2016. Total remaining gross unrecognized tax benefits were $2.8 million as of December 31, 2016, all of which would affect our effective tax rate if recognized.
A reconciliation of the beginning and ending liability for unrecognized tax benefits is as follows (in millions):

	Gross Unrecognized Income Tax Benefits	Accrued Interest and Penalties
January 1, 2014	$1.1	$0.3
Gross amount of increases in unrecognized tax benefits related to prior periods	0.7	0.1
Gross amount of decreases in unrecognized tax benefits related to prior periods	(0.9)	(0.4)
December 31, 2014	0.9	—
Gross amount of increases in unrecognized tax benefits related to prior periods	1.7	—
Gross amount of increases in unrecognized tax benefits related to current period	0.3	—
December 31, 2015	2.9	—
Gross amount of increases in unrecognized tax benefits related to prior periods	0.3	—
Gross amount of decreases in unrecognized tax benefits related to prior periods	(0.4)	—
Gross amount of increases in unrecognized tax benefits related to current period	0.1	—
Gross amount of decreases in unrecognized tax benefits related to current periods	(0.1)	—
December 31, 2016	$2.8	$—

Our continuing practice is to recognize interest and penalties related to income tax matters in income tax expense. Interest recorded as part of our income tax provision during 2016, 2015, and 2014 was not material. Accrued interest income related to income taxes as of December 31, 2016 and 2015 was not material.
In December 2014, we signed an agreement with the IRS to begin participating in their Compliance Assurance Process, a program in which we and the IRS endeavor to agree on the treatment of significant tax positions prior to the filing of our federal income tax return. We renewed this agreement in December 2015 for the 2016 tax year and in December 2016 for the 2017 tax year. As a result of these agreements, the IRS surveyed our 2013, 2012, and 2011 federal income tax returns and is currently examining 2016 and 2017. Our 2014 federal income tax return has been filed, and the IRS has not indicated its intent to examine or survey this return. In February 2017, the IRS issued a no-change Revenue Agent’s Report effectively closing our 2015 tax audit. We have settled federal income tax examinations with the IRS for all tax years through 2013 as well as 2015. Our state income tax returns are also periodically examined by various regulatory taxing authorities. We are currently under audit by three states for tax years ranging from 2012 through 2015.
For the tax years that remain open under the applicable statutes of limitations, amounts related to unrecognized tax benefits have been considered by management in its estimate of our potential net recovery of prior years’ income taxes. Based on discussions with taxing authorities, we anticipate up to $2.6 million of our unrecognized tax benefits may be released within the next 12 months.
See also Note 1, Summary of Significant Accounting Policies, “Recent Accounting Pronouncements.”